                                                                    Exhibit 99.1


                    BANK OF AMERICA SECURITIES [LOGO OMITTED]

--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM TRUST SHEET


$168,782,000 CERTIFICATES (APPROXIMATE)

ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
Offered Classes: A-1, A-2, M-1& M-2

ASSET BACKED FUNDING CORPORATION
Depositor

ACCREDITED HOME LENDERS, INC.
Originator

LITTON LOAN SERVICING LP
 Servicer



FEBRUARY 24, 2004


















Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

    o    SUMMARY OF CERTIFICATES                                  PP. 3

    o    IMPORTANT DATES AND CONTACTS                             PP. 4

    o    SUMMARY OF TERMS                                         PP. 6

    o    CREDIT ENHANCEMENT                                       PP. 8

    o    PASS-THROUGH RATES                                       PP. 11

    o    TRIGGER EVENTS                                           PP. 12

    o    INTEREST AND PRINCIPAL DISTRIBUTIONS                     PP. 13

    o    DEFINITIONS                                              PP. 17

    o    BOND SUMMARY                                             PP. 22

    o    CAP SCHEDULES                                            PP. 24




    ANNEX A
    COLLATERAL INFORMATION IS LOCATED IN THE ACCOMPANYING ABFC 2004-AHL1 ANNEX A


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY OF CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------
                                                                                        Expected Last
                                                                      Expected            Scheduled
             Expected                               Expected      Principal Window      Distribution           Expected
            Approximate    Interest   Principal    WAL (yrs)            (mos)              Date**              Ratings
  Class      Size ($)*       Type       Type        CALL/MAT          CALL/MAT            CALL/MAT
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          MOODY'S      S&P
------------------------------------------------------------------------------------------------------------------------------
   A-1     121,167,000     Floating    Sen/Seq    1.49 / 1.49      1 - 54 / 1 - 54     Sep-08 / Sep-08      Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
   A-2      26,800,000     Floating    Sen/Seq    6.23 / 7.41     54 - 85 / 54 -191    Apr-11 / Feb-20      Aaa        AAA
------------------------------------------------------------------------------------------------------------------------------
   M-1      10,860,000     Floating     Mezz      4.86 / 5.36      41-85 / 41-156      Apr-11 / Mar-17      Aa2         AA
------------------------------------------------------------------------------------------------------------------------------
   M-2       9,955,000     Floating     Mezz      4.78 / 5.22      38-85 / 38-142      Apr-11 / Jan-16       A2         A
------------------------------------------------------------------------------------------------------------------------------
   M-3                     Floating     Mezz                     NOT OFFERED HEREBY***
------------------------------------------------------------------------------------------------------------------------------
   M-4                     Floating     Mezz                     NOT OFFERED HEREBY***
------------------------------------------------------------------------------------------------------------------------------
   M-5                     Floating     Mezz                     NOT OFFERED HEREBY***
------------------------------------------------------------------------------------------------------------------------------
   M-6                     Floating     Mezz                     NOT OFFERED HEREBY***
------------------------------------------------------------------------------------------------------------------------------
   M-7                     Floating     Mezz                     NOT OFFERED HEREBY***
------------------------------------------------------------------------------------------------------------------------------

* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
** The Expected Last Scheduled Distribution Dates have been calculated based on the Pricing Speed.
*** The Class M-3, M-4, M-5, M-6 and M-7 Certificates will not be offered hereby.



--------------------------------------------------------------------------------

STRUCTURE:

(1) The margins on the Class A Certificates will double and the margins on the Mezzanine Certificates will equal 1.5x their original margins after the Optional Termination Date.

(2) The Offered Certificates will be subject to a Net WAC Rate as described herein.

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                     PRICING SPEED
------------------------------------------------------------------------------------------------------------------------------
ADJUSTABLE-RATE           100% ARM PPC
MORTGAGE LOANS            100% ARM PPC assumes 28% CPR.
------------------------------------------------------------------------------------------------------------------------------
FIXED-RATE MORTGAGE       100% FRM PPC
LOANS                     100% FRM PPC assumes that prepayments  start at 2.3% CPR in month one,  increase by 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.
------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                            SUMMARY OF IMPORTANT DATES
------------------------------------------------------------------------------------------------------------------------------
DEAL INFORMATION                                                     COLLATERAL INFORMATION
Expected Pricing                [02/26/2004]                         Statistical Cut-off Date          02/01/2004
Expected Settlement             03/30/2004                           Cut-off Date                      03/01/2004
First Distribution              04/25/2004
Expected Stepdown               04/25/2007

BOND INFORMATION
                                                                                      Expected                 REMIC
    Class        Dated Date        Initial        Accrual Method     Delay         Last Scheduled             Maturity
                                 Accrual Days                         Days        Distribution Date *          Date **
     A-1         03/30/2004           0               Act/360            0           09/25/2008              12/25/2033
     A-2         03/30/2004           0               Act/360            0           04/25/2011              12/25/2033
     M-1         03/30/2004           0               Act/360            0           04/25/2011              12/25/2033
     M-2         03/30/2004           0               Act/360            0           04/25/2011              12/25/2033
------------------------------------------------------------------------------------------------------------------------------

* The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed to call.
**   The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
MORTGAGE TRADING/SYNDICATE                Tel: (704) 388-1597
--------------------------
                                          Fax: (704) 335-5904
Rob Karr                                  robert.h.karr@bankofamerica.com
Patrick Beranek                           patrick.beranek@bankofamerica.com
Chris Springer                            chris.springer@bankofamerica.com
PRINCIPAL FINANCE GROUP                   Fax: (704) 388-9668 (Fax)
-----------------------

Mary Rapoport                             Tel: (212) 847-6062
                                          mary.e.rapoport@bankofamerica.com
Rajneesh Salhotra                         Tel: (704) 386-1540
                                          rajneesh.salhotra@bankofamerica.com
Kirk Meyers                               Tel:  (704) 388-3148
                                          kirk.b.meyers@bankofamerica.com
Pinar Kip                                 Tel: (212) 933-3006
                                          pinar.kip@bankofamerica.com
RATING AGENCIES
Rachel Pang - Moody's                     (212) 553-3831
Bridget Steers - S&P                      (212) 438-2610
----------------------------------------- --------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------


ISSUER:                            ABFC 2004-AHL1 Trust (the "Trust")

TITLE OF SECURITIES:               Asset Backed Funding Corporation
                                   Asset Backed Certificates, Series 2004-AHL1, the "Trust."

OFFERED CERTIFICATES:              The Class A-1, and Class A-2 Certificates
                                   (the "Class A Certificates") and the Class
                                   M-1 and Class M-2, Certificates (and together with the Class M-3, Class M-4, Class M-5,
                                   Class M-6 and Class M-7 Certificates, the
                                   "Mezzanine Certificates").

NON-OFFERED CERTIFICATES:          The Class M-3, Class M-4, Class M-5, Class
                                   M-6, and Class M-7 Certificates (together with the Offered Certificates, the
                                   "Certificates").

OFFERING TYPE:                     All the Offered Certificates will be offered
                                   publicly pursuant to a Prospectus. The
                                   Non-Offered Certificates will not be offered hereby.

DEPOSITOR:                         Asset Backed Funding Corporation.

ORIGINATOR:                        Accredited Home Lenders, Inc.

SERVICER:                          Litton Loan Servicing LP.

TRUSTEE AND CUSTODIAN:             JPMorgan Bank.

LEAD MANAGER AND BOOKRUNNER:       Banc of America Securities LLC.

CO-MANAGERS:                       Bear, Stearns & Co. Inc. and Countrywide
                                   Securities Corp.

CLOSING DATE:                      On or about March 30, 2004.

TAX STATUS:                        The Offered Certificates will be designated
                                   as regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA ELIGIBILITY:                 All of the Offered Certificates are expected
                                   to be ERISA eligible under Banc of America
                                   LLC's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered
                                   Certificates remain in the four highest
                                   rating categories.

SMMEA ELIGIBILITY:                 The Class A and Class M-1 Certificates are
                                   expected to constitute "mortgage related securities" for purposes of SMMEA. The remaining Offered Certificates will NOT be SMMEA eligible.

DISTRIBUTION DATES:                The 25th of each month, or if such day is not
                                   a business day, the next succeeding business day, beginning in April 2004.

ACCRUED INTEREST:                  The price to be paid by investors for the
                                   Offered Certificates will not include accrued interest (settle flat).

DAY COUNT:                         With respect to the Offered Certificates,
                                   Actual/360.

PAYMENT DELAY:                     With respect to the Offered Certificates 0
                                   days.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

SERVICING FEES:                    Approximately 0.50% per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.

TRUSTEE FEE:                       Approximately 0.009% per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.

STATISTICAL CUT-OFF DATE:          February 1, 2004.

CUT-OFF DATE:                      For each Mortgage Loan in the mortgage pool
                                   on the Closing Date, the close of business on March 1, 2004.

MORTGAGE LOANS:                    As of the Statistical Cut-off Date, the
                                   aggregate principal balance of the Mortgage
                                   Loans is approximately $182,373,521.58, which consists of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate Mortgage Loans (the "Mortgage
                                   Loans"). SEE THE ACCOMPANYING ABFC 2004-AHL1
                                   COLLATERAL ANNEX FOR ADDITIONAL INFORMATION
                                   ON THE MORTGAGE LOANS.

OPTIONAL TERMINATION DATE:         The first Distribution Date on which the
                                   aggregate principal balance of the Mortgage
                                   Loans declines to 10% or less of the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the Cut-off Date ("Cut-off Date
                                   Principal Balance").

MONTHLY SERVICER ADVANCES:         The Servicer will be obligated to advance its
                                   own funds in an amount equal to the aggregate of all payments of principal and interest
                                   (net of Servicing Fees) that were due during the related period on the Mortgage Loans.
                                   Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

CREDIT                             Credit enhancement for the structure is
ENHANCEMENT:                       provided by Excess Cashflow,
                                   overcollateralization and subordination.

                                   CERTIFICATE CREDIT ENHANCEMENT

                                   (1) The Class A Certificates are enhanced by Excess Cashflow, approximately 17.75% in subordinate certificates and the Overcollateralization Amount;

                                   (2)  The Class M-1 Certificates are enhanced
                                        by Excess Cashflow, approximately 11.75% in subordinate certificates and the Overcollateralization Amount;

                                   (3)  The Class M-2 Certificates are enhanced
                                        by Excess Cashflow, approximately 6.25%
                                        in subordinate certificates and the
                                        Overcollateralization Amount;

                                   (4)  The Class M-3 Certificates are enhanced
                                        by Excess Cashflow, approximately 5.00%
                                        subordinate certificates and the
                                        Overcollateralization Amount;

                                   (5)  The Class M-4 Certificates are enhanced
                                        by Excess Cashflow, approximately 3.50%
                                        in subordinate certificates and the
                                        Overcollateralization Amount;

                                   (6)  The Class M-5 Certificates are enhanced
                                        by Excess Cashflow, approximately 2.25%
                                        in subordinate certificates and the
                                        Overcollateralization Amount;

                                   (7)  The Class M-6 Certificates are enhanced
                                        by Excess Cashflow, approximately 1.00%
                                        in subordinate certificates and the
                                        Overcollateralization Amount;

                                   (8)  The Class M-7 Certificates are enhanced
                                        by Excess Cashflow and the
                                        Overcollateralization Amount.

EXPECTED CREDIT SUPPORT
PERCENTAGE:                                      Initial             After
                                   Class      Credit Support    Stepdown Support
                                   -----      --------------   -----------------
                                     A             18.25%            36.50%
                                    M-1            12.25%            24.50%
                                    M-2            6.75%             13.50%
                                    M-3            5.50%             11.00%
                                    M-4            4.00%              8.00%
                                    M-5            2.75%              5.50%
                                    M-6            1.50%              3.00%
                                    M-7            0.50%              1.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------


EXPECTED OVERCOLLATERALIZATION     Prior to the Stepdown Date, the
TARGET AMOUNT:                     Overcollateralization Target Amount will be
                                   approximately 0.50% of the Cut-off Date
                                   Principal Balance. The Overcollateralization
                                   Target Amount on or after the Stepdown Date will be the lesser of approximately (a) 0.50% of the Cut-off Date Principal Balance and (b)
                                   1.00% of the aggregate principal balance of the Mortgage Loans for the related
                                   Distribution Date, subject to a floor equal to 0.50% of the Cut-off Date Principal
                                   Balance; provided however, if a Trigger Event has occurred on the related Distribution
                                   Date, the Overcollateralization Target Amount will be equal to the Overcollateralization
                                   Target Amount for the previous Distribution
                                   Date.

OVERCOLLATERALIZATION              The Overcollateralization Release Amount
RELEASE AMOUNT:                    means, with respect to any Distribution Date
                                   on or after the Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (i) the Overcollateralization
                                   Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the
                                   Overcollateralization Target Amount for such
                                   Distribution Date.

OVERCOLLATERALIZATION              As of any Distribution Date, the
DEFICIENCY AMOUNT:                 Overcollateralization Deficiency Amount is
                                   the excess, if any, of (a) the
                                   Overcollateralization Target Amount for such
                                   Distribution Date over (b) the
                                   Overcollateralization Amount for such
                                   Distribution Date, calculated for this
                                   purpose after taking into account the
                                   reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution
                                   Amount (but not the Extra Principal
                                   Distribution Amount) on such Distribution
                                   Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.

OVERCOLLATERALIZATION AMOUNT:      The Overcollateralization Amount is equal to
                                   the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the Overcollateralization
                                   Amount is expected to equal the
                                   Overcollateralization Target Amount. To the extent the Overcollateralization Amount is reduced below the Overcollateralization
                                   Target Amount, Excess Cashflow will be
                                   directed to build the Overcollateralization
                                   Amount until the Overcollateralization Target
                                   Amount is reached.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

AVAILABLE FUNDS:                   Available Funds will be equal to the sum of
                                   the following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable to the Servicer or the Trustee:
                                   (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the Trustee one business day prior to the related determination date for a Distribution Date, after deduction of the Trustee Fee and the Servicing Fee for such Distribution Date,
                                   (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds, condemnation proceeds and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing
                                   Agreement, the Termination Price and (iv) payments from the Servicer in connection with Advances and Prepayment Interest Shortfalls for such Distribution Date.

EXCESS CASHFLOW:                   On each Distribution Date, Excess Cashflow is
                                   equal to the sum of (x) any
                                   Overcollateralization Release Amount and (y) the excess of the Available Funds over the sum of (i) the interest paid on the Certificates and (ii) the Principal
                                   Remittance Amount.

STEPDOWN DATE:                     The earlier to occur of (i) the Distribution
                                   Date on which the aggregate certificate
                                   principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in April 2007 and (b) the first Distribution
                                   Date on which the Credit Enhancement
                                   Percentage is greater than or equal to
                                   36.50%. The Credit Enhancement Percentage is obtained by dividing (x) the aggregate certificate principal balance of the
                                   Mezzanine Certificates plus the
                                   Overcollateralization Amount (before taking into account distributions of principal on such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

FORMULA RATE:                      The Formula Rate for the Offered Certificates
                                   is the lesser of:

                                   (i)  the sum of (a) one-month LIBOR as
                                        determined for the related period and
                                        (b) the certificate margin for the
                                        applicable class; and

                                   (ii) the Maximum Cap Rate for such
                                        Distribution Date.

                                   On each Distribution Date after the Optional
                                   Termination Date, the certificate margin for the Class A Certificates will be 2 times the related initial certificate margin and the related certificate margin for each class of Mezzanine Certificates will be 1.5 times the related initial certificate margin.

ADJUSTED NET MORTGAGE RATE:        The Adjusted Net Mortgage Rate for each
                                   Mortgage Loan is equal to the mortgage
                                   interest rate less the sum of (i) the
                                   Servicing Fee Rate and (ii) the Trustee Fee
                                   Rate.

ADJUSTED NET MAXIMUM               The Adjusted Net Maximum Mortgage Rate for
MORTGAGE RATE:                     each Mortgage Loan is equal to the maximum
                                   mortgage interest rate (or the mortgage
                                   interest rate in the case of any Fixed Rate
                                   Mortgage Loan) less the sum of (i) the
                                   Servicing Fee Rate and (ii) the Trustee Fee
                                   Rate.

MAXIMUM CAP RATE:                  The Maximum Cap Rate for the Class A
                                   Certificates and the Mezzanine Certificates on any Distribution Date is a per annum rate
                                   (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the
                                   Mortgage Loans.

NET WAC RATE:                      The Net WAC Rate for the Class A and the
                                   Mezzanine Certificates on any Distribution
                                   Date is a per annum rate (subject to
                                   adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net
                                   Mortgage Rates of the Mortgage Loans.

NET WAC RATE CARRYOVER AMOUNT:     If, on any Distribution Date the Pass-Through
                                   Rate for a class of Offered Certificates is limited by the Net WAC Rate, the "Net WAC
                                   Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related
                                   Net WAC Rate and (ii) the unpaid portion of any Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate.
                                   Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future
                                   Distribution Dates to the extent of funds available.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TRIGGER EVENT
--------------------------------------------------------------------------------




TRIGGER EVENT:                     A Trigger Event exists with respect to any
                                   Distribution Date on or after the Stepdown
                                   Date (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 42% of the Credit Enhancement
                                   Percentage or (ii) if the Cumulative Realized
                                   Loss Percentage exceeds the values defined below for such Distribution Date:

                                                             CUMULATIVE REALIZED
                                     DISTRIBUTION DATES        LOSS PERCENTAGE
                                     ------------------      -------------------
                                   April 2007 - March 2008          2.75%
                                   April 2008 - March 2009          4.25%
                                   April 2009 - March 2010          5.25%
                                     April 2010 and after           5.50%



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------


I. On each Distribution Date, the Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) concurrently, to the holders of the Class A-1 and Class A-2 Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

(ii) concurrently, to the holders of the Class A-1 and Class A-2 Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

II. On each Distribution Date, following the distributions made pursuant to clause I above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the Interest Remittance Amount remaining undistributed for such Distribution
    Date:

(i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vii) to the holders of the Class M-7 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

(viii)   any remainder as described under "Excess Cashflow Distribution."



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------


I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the Class A-1 Certificates, until the certificate principal balance is reduced to zero;

(ii) to the Class A-2 Certificates, until the certificate principal balance is reduced to zero;

(iii) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(iv) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(v) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(vi) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

(vii) to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

(viii) to the Class M-6 Certificates until the certificate principal balance is reduced to zero; and

(ix) to the Class M-7 Certificates until the certificate principal balance is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

II. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the Class A-1 Certificates, the Class A Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(ii) to the Class A-2 Certificates, the remaining Class A Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iii) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iv) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(v) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vi) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vii) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(viii) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

(ix) to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)     to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iii)    to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(iv)     to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(v)      to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vi)     to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(vii)    to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(viii)   to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(ix)     to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(x)      to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xi)     to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xii)    to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiii)   to the Class M-6 Certificates, any Allocated Realized Loss Amount

(xiv)    to the Class M-7 Certificates, any Unpaid Interest Shortfall Amount;

(xv)     to the Class M-7 Certificates, any Allocated Realized Loss Amount;

(xvi) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A and Mezzanine Certificates to such Certificates in the same order and priority in which Accrued Certificate Interest is allocated; and

(xvii) any remaining amounts as specified in the pooling and servicing agreement.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

ACCRUED CERTIFICATE INTEREST:      Accrued Certificate Interest for each Class
                                   of Offered Certificates for each Distribution
                                   Date means an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

UNPAID INTEREST SHORTFALL AMOUNT:  The Unpaid Interest Shortfall Amount means
                                   (i) for each class of Offered Certificates and the first Distribution Date, zero, and
                                   (ii) with respect to each class of Offered
                                   Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued Certificate Interest for such class for the immediately preceding Distribution Date and
                                   (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.

ALLOCATED REALIZED LOSS AMOUNT:    An Allocated Realized Loss Amount with
                                   respect to any class of the Mezzanine
                                   Certificates and any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated
                                   Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

REALIZED LOSSES:                   A Realized Loss is (i) as to any Mortgage
                                   Loan that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage
                                   Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and
                                   (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                                   All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class M-7 Certificates, fourth to the Class M-6 Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates, and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1 and Class A-2 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A-1 and Class A-2 Certificates all interest and principal amounts to which such Certificates are then entitled.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------


BASIC PRINCIPAL DISTRIBUTION       The Basic Principal Distribution Amount means
AMOUNT:                            with respect to any Distribution Date the
                                   excess of (i) the Principal Remittance Amount for such Distribution Date over (ii) the Overcollateralization Release Amount, if any, for such Distribution Date.

INTEREST REMITTANCE AMOUNT:        The Interest Remittance Amount with respect
                                   to any Distribution Date is that portion of the Available Funds for such Distribution
                                   Date attributable to interest received or advanced with respect to the Mortgage Loans.

PRINCIPAL DISTRIBUTION AMOUNT:     The Principal Distribution Amount with
                                   respect to any Distribution Date is the sum of (i) the Basic Principal Distribution
                                   Amount for such Distribution Date and (ii) the Extra Principal Distribution Amount for such Distribution Date.

PRINCIPAL REMITTANCE AMOUNT:       The Principal Remittance Amount means with
                                   respect to any Distribution Date, the sum of
                                   (i) all scheduled payments of principal
                                   collected or advanced on the Mortgage Loans by the Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the Servicer during the related prepayment period, (iii) the principal portion of all related net liquidation proceeds and insurance proceeds received during such prepayment period with respect to the Mortgage Loans, (iv) that portion of the purchase price, representing principal of any repurchased Mortgage Loans, deposited to the collection account during such prepayment period, (v) the principal portion of any related Substitution Adjustments deposited in the collection account during such prepayment period with respect to the Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, that portion of the Termination Price, representing principal with respect to the Mortgage Loans.

EXTRA PRINCIPAL DISTRIBUTION       The Extra Principal Distribution Amount with
AMOUNT:                            respect to any Distribution Date is the
                                   lesser of (x) the Excess Cashflow for such Distribution Date and (y) the
                                   Overcollateralization Deficiency Amount for such Distribution Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------


CLASS A PRINCIPAL DISTRIBUTION     The Class A Principal Distribution Amount is
AMOUNT:                            an amount equal to the excess of (x) the sum
                                   of the certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of
                                   (A) the product of (i) approximately 63.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x)
                                   0.50% and (y) the Cut-off Date Principal
                                   Balance.

CLASS M-1 PRINCIPAL DISTRIBUTION   The Class M-1 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                   Amount) and the Class M-1 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

CLASS M-2 PRINCIPAL DISTRIBUTION   The Class M-2 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                   Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                   Distribution Amount) and the Class M-2
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.50% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x)
                                   0.50% and (y) the Cut-off Date Principal
                                   Balance.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-3 PRINCIPAL DISTRIBUTION   The Class M-3 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                   Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the Class M-2 Principal Distribution Amount) and the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                   89.00% and (ii) the aggregate principal
                                   balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date
                                   Principal Balance.

CLASS M-4 PRINCIPAL DISTRIBUTION   The Class M-4 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                   Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                   Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                   Amount) and the Class M-4 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

CLASS M-5 PRINCIPAL DISTRIBUTION   The Class M-5 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                   Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                   Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                   Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal
                                   Distribution Amount) and the Class M-5
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.50% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x)
                                   0.50% and (y) the Cut-off Date Principal
                                   Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-6 PRINCIPAL DISTRIBUTION   The Class M-6 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                   Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                   Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                   Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal
                                   Distribution Amount), the Class M-5
                                   Certificates (after taking into account the Class M-5 Principal Distribution Amount) and the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                   97.00% and (ii) the aggregate principal
                                   balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date
                                   Principal Balance.

CLASS M-7 PRINCIPAL DISTRIBUTION   The Class M-7 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                   Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the Class M-2 Principal Distribution Amount), the
                                   Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution
                                   Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal
                                   Distribution Amount), the Class M-5
                                   Certificates (after taking into account the Class M-5 Principal Distribution Amount), the
                                   Class M-6 Certificates (after taking into account the Class M-6 Principal Distribution
                                   Amount), and the Class M-7 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 99.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                  TO MATURITY
--------------------------------------------------------------------------------

CLASS A-1 (TO MATURITY)
FRM PPC / ARM PPC                  0%|0%       50%|50%       75%|75%     100%|100%     125%|125%    150%|150%     175%|175%
Average Life (yrs.)                16.17         3.14         2.09          1.49         1.11          0.90         0.74
First Principal Date             4/25/2004    4/25/2004     4/25/2004    4/25/2004     4/25/2004    4/25/2004     4/25/2004
Last Principal Date              9/25/2030    5/25/2013     5/25/2010    9/25/2008    11/25/2006    5/25/2006    12/25/2005
Payment Windows (mos.)              318          110           74            54           32            26           21

CLASS A-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%     100%|100%     125%|125%    150%|150%     175%|175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               28.16         14.40         10.00         7.41         5.41          3.36         2.16
First Principal Date            9/25/2030     5/25/2013     5/25/2010    9/25/2008    11/25/2006    5/25/2006    12/25/2005
Last Principal Date             11/25/2033   10/25/2030     1/25/2025    2/25/2020    10/25/2016    5/25/2014    11/25/2006
Payment Windows (mos.)              39           210           177          138           120           97           12

CLASS M-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%     100%|100%     125%|125%    150%|150%     175%|175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.04         10.13         6.92          5.36         4.82          5.25         5.24
First Principal Date            10/25/2025    9/25/2008     4/25/2007    8/25/2007    12/25/2007    6/25/2008    11/25/2006
Last Principal Date             9/25/2033     9/25/2027     6/25/2021    3/25/2017     5/25/2014    5/25/2012     7/25/2012
Payment Windows (mos.)              96           229           171          116           78            48           69

CLASS M-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%     100%|100%     125%|125%    150%|150%     175%|175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.03         10.04         6.84          5.22         4.47          4.24         3.81
First Principal Date            10/25/2025    9/25/2008     4/25/2007    5/25/2007     7/25/2007    9/25/2007     6/25/2007
Last Principal Date             8/25/2033     2/25/2026     1/25/2020    1/25/2016     6/25/2013    8/25/2011     4/25/2010
Payment Windows (mos.)              95           210           154          105           72            48           35



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                     TO CALL
--------------------------------------------------------------------------------

CLASS A-1 (TO CALL)
FRM PPC / ARM PPC                  0%|0%        50%|50%       75%|75%      100%|100%     125%|125%    150%|150%    175%|175%
Average Life (yrs.)                16.17         3.14          2.09          1.49          1.11          0.90        0.74
First Principal Date             4/25/2004     4/25/2004     4/25/2004     4/25/2004     4/25/2004    4/25/2004    4/25/2004
Last Principal Date              9/25/2030     5/25/2013     5/25/2010     9/25/2008    11/25/2006    5/25/2006   12/25/2005
Payment Windows (mos.)              318           110           74            54            32            26          21

CLASS A-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%        50%|50%       75%|75%      100%|100%     125%|125%    150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                27.88         12.43         8.45          6.23          4.48          2.83        2.16
First Principal Date             9/25/2030     5/25/2013     5/25/2010     9/25/2008    11/25/2006    5/25/2006   12/25/2005
Last Principal Date              8/25/2032     3/25/2018    10/25/2013     4/25/2011     9/25/2009    8/25/2008   11/25/2006
Payment Windows (mos.)              24            59            42            32            35            28          12

CLASS M-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%        50%|50%       75%|75%      100%|100%     125%|125%    150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.91         9.27          6.26          4.86          4.43          4.39        3.51
First Principal Date            10/25/2025     9/25/2008     4/25/2007     8/25/2007    12/25/2007    6/25/2008   11/25/2006
Last Principal Date              8/25/2032     3/25/2018    10/25/2013     4/25/2011     9/25/2009    8/25/2008   10/25/2007
Payment Windows (mos.)              83            115           79            45            22            3           12

CLASS M-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%   175%|175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.91         9.27          6.26          4.78          4.12          3.96         3.49
First Principal Date            10/25/2025     9/25/2008     4/25/2007     5/25/2007     7/25/2007     9/25/2007   6/25/2007
Last Principal Date              8/25/2032     3/25/2018    10/25/2013     4/25/2011     9/25/2009     8/25/2008   10/25/2007
Payment Windows (mos.)              83            115           79            48            27            12           5

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
$168,782,000 CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NEW WAC CAP SCHEDULE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                   NET WAC                                       NET WAC     NET WAC RATE(2)
     PERIOD         PAY DATE    NET WAC RATE(1)    RATE(2)         PERIOD         PAY DATE       RATE(1)
------------------------------------------------------------------------------------------------------------------------------
        1          4/25/2004         8.02              8.02          44          11/25/2007        6.74           9.90
        2          5/25/2004         6.95              6.95          45          12/25/2007        6.96           11.26
        3          6/25/2004         6.73              6.73          46          1/25/2008         6.74           10.90
        4          7/25/2004         6.95              6.95          47          2/25/2008         6.74           10.89
        5          8/25/2004         6.73              6.73          48          3/25/2008         7.20           11.64
        6          9/25/2004         6.73              6.73          49          4/25/2008         6.74           10.88
        7          10/25/2004        6.95              6.95          50          5/25/2008         6.96           11.25
        8          11/25/2004        6.73              6.73          51          6/25/2008         6.74           11.60
        9          12/25/2004        6.96              6.96          52          7/25/2008         6.96           11.98
       10          1/25/2005         6.73              6.73          53          8/25/2008         6.74           11.59
       11          2/25/2005         6.73              6.73          54          9/25/2008         6.74           11.59
       12          3/25/2005         7.45              7.45          55          10/25/2008        6.96           11.97
       13          4/25/2005         6.73              6.73          56          11/25/2008        6.74           11.58
       14          5/25/2005         6.96              6.96          57          12/25/2008        6.97           12.45
       15          6/25/2005         6.73              6.73          58          1/25/2009         6.74           12.05
       16          7/25/2005         6.96              6.96          59          2/25/2009         6.74           12.04
       17          8/25/2005         6.73              6.73          60          3/25/2009         7.46           13.33
       18          9/25/2005         6.73              6.73          61          4/25/2009         6.74           12.03
       19          10/25/2005        6.96              6.96          62          5/25/2009         6.97           12.43
       20          11/25/2005        6.73              6.73          63          6/25/2009         6.74           12.02
       21          12/25/2005        6.96              7.40          64          7/25/2009         6.97           12.42
       22          1/25/2006         6.73              7.16          65          8/25/2009         6.74           12.01
       23          2/25/2006         6.73              7.16          66          9/25/2009         6.74           12.01
       24          3/25/2006         7.46              7.93          67          10/25/2009        6.97           12.40
       25          4/25/2006         6.73              7.16          68          11/25/2009        6.74           12.00
       26          5/25/2006         6.96              7.40          69          12/25/2009        6.97           12.39
       27          6/25/2006         6.73              7.59          70          1/25/2010         6.74           11.99
       28          7/25/2006         6.96              7.84          71          2/25/2010         6.74           11.98
       29          8/25/2006         6.73              7.59          72          3/25/2010         7.47           13.26
       30          9/25/2006         6.74              7.59          73          4/25/2010         6.74           11.97
       31          10/25/2006        6.96              7.84          74          5/25/2010         6.97           12.37
       32          11/25/2006        6.74              7.60          75          6/25/2010         6.74           11.96
       33          12/25/2006        6.96              9.04          76          7/25/2010         6.97           12.35
       34          1/25/2007         6.74              8.75          77          8/25/2010         6.75           11.95
       35          2/25/2007         6.74              8.75          78          9/25/2010         6.75           11.95
       36          3/25/2007         7.46              9.68          79          10/25/2010        6.97           12.34
       37          4/25/2007         6.74              8.75          80          11/25/2010        6.75           11.94
       38          5/25/2007         6.96              9.05          81          12/25/2010        6.97           12.33
       39          6/25/2007         6.74              9.90          82          1/25/2011         6.75           11.93
       40          7/25/2007         6.96             10.23          83          2/25/2011         6.75           11.92
       41          8/25/2007         6.74              9.89          84          3/25/2011         7.47           13.19
       42          9/25/2007         6.74              9.89          85          4/25/2011         6.75           11.91
       43          10/25/2007        6.96             10.22          86          5/25/2011          -             12.30
 ----------------------------------------------------------------------------------------------------------------------------

(1)  Assumes 6-month LIBOR at 1.18%, and is run at the pricing speed to call.
(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                    BANC OF AMERICA SECURITIES [LOGO OMITTED]
--------------------------------------------------------------------------------


                        ASSET-BACKED FUNDING CORPORATION
                   ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1

                                COLLATERAL ANNEX






                                FEBRUARY 24, 2004








o For the purposes of the tables in this collateral annex, the weighted average FICO and weighted average DTI numbers, have been calculated where FICO scores and DTI numbers were available, i.e. they are non-zero weighted averages.

o    The numbers may not add up to 100% due to rounding.





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------




SUMMARY                                                                             TOTAL             MINIMUM           MAXIMUM
----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance                       $182,373,521.58
Number of Loans                                                                      1,103
Average Original Loan Balance                                                  $165,798.87          $22,500.00        $648,400.00
Average Current Loan Balance                                                   $165,343.17          $22,487.53        $647,018.20
(1) Weighted Average Combined Original LTV                                          79.96%               9.09%            100.00%
(1) Weighted Average Gross Coupon                                                   7.461%              5.375%            13.990%
(1) (2) Weighted Average Gross Margin                                               6.069%              3.875%            10.990%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                     28                  16                 33
(1) Weighted Average Remaining Term to Maturity (months)                               354                 170                357
(1) (3) Weighted Average Credit Score                                                  636                 483                802
----------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2)  Adjustable Loans Only
(3) 100.00% of the Mortgage Loans have Credit Scores.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PERCENT OF CUT-OFF DATE
                                                           RANGE                                               PRINCIPAL BALANCE
         Product Type                                      Adjustable                                               83.37%
                                                           Fixed                                                    16.63%
         Fully Amortizing Mortgage Loans                                                                            99.68%
         5 Year Interest Only Loans                                                                                  0.28%
         Balloon Loans                                                                                               0.04%


         Lien                                              First                                                   100.00%

         Property Type                                     SFR                                                      72.56%
                                                           2-4 Family                                                8.18%
                                                           PUD                                                      11.26%
                                                           Condominium                                               6.65%
                                                           Manufactured Housing                                      0.33%
                                                           Townhouse                                                 1.01%

         Occupancy Status                                  Owner Occupied                                           96.08%
                                                           Non-Owner Occupied                                        3.76%
                                                           Second Home                                               0.16%

         Geographic Distribution(Top 5 States)             California                                               33.96%
                                                           New York                                                  8.06%
                                                           Florida                                                   7.63%
                                                           Illinois                                                  6.64%
                                                           New Jersey                                                4.33%


         Number of States                                  44
         Largest Zip Code Concentration                    95020 (CA)                                                0.94%
         Loans with Prepayment Penalties                                                                            75.25%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                          [Banc of America Logo]
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


RANGE OF MORTGAGE COUPONS



                        NUMBER                      PERCENT                                   W.A.        W.A.        W.A.
                          OF        AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
                       MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
MORTGAGE COUPONS        LOANS        BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500               1   $    239,647.69       0.13%     45.06%    5.375%     661      80.00%        360         356       4
5.501 - 6.000              21      4,667,798.29       2.56      41.58     5.926      703      76.92         354         351       3
6.001 - 6.500              92     20,721,575.93      11.36      40.23     6.423      687      78.35         360         357       3
6.501 - 7.000             227     43,431,364.02      23.81      42.00     6.869      667      80.21         358         355       3
7.001 - 7.500             236     38,166,356.13      20.93      40.61     7.370      640      79.81         357         354       3
7.501 - 8.000             273     41,043,500.89      22.51      41.02     7.853      613      80.24         358         354       3
8.001 - 8.500             124     17,171,088.26       9.42      38.65     8.346      590      80.82         354         351       3
8.501 - 9.000              90     12,864,834.41       7.05      40.08     8.828      566      80.73         353         349       4
9.001 - 9.500              17      2,016,051.46       1.11      34.53     9.359      572      82.91         360         357       3
9.501 - 10.000             13      1,337,512.75       0.73      38.65     9.858      578      81.73         360         357       3
10.001 - 10.500             3        191,356.26       0.10      36.27    10.500      533      82.04         360         357       3
10.501 - 11.000             4        453,595.74       0.25      38.68    10.910      576      75.56         360         357       3
11.501 - 12.000             1         46,352.22       0.03      34.88    11.990      504      80.00         360         357       3
13.501 - 14.000             1         22,487.53       0.01      21.57    13.990      661      90.00         360         357       3
TOTAL:                  1,103   $182,373,521.58     100.00%     40.70%    7.461      636      79.96%        357         354       3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


COMBINED ORIGINAL LOAN-TO-VALUE RATIO

                        NUMBER                      PERCENT                                   W.A.        W.A.        W.A.
                          OF        AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
COMBINED               MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
ORIGINAL LTV            LOANS        BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00               1    $     49,876.07       0.03%     37.12%    6.990%     658       9.09%        360         357       3
15.01 - 20.00              1          64,861.48       0.04      43.42     7.750      555      16.25         360         357       3
20.01 - 25.00              1          69,828.56       0.04      31.89     8.500      586      22.95         360         356       4
25.01 - 30.00              2         136,176.61       0.07      33.08     7.250      570      27.59         360         357       3
35.01 - 40.00              3         678,604.68       0.37      45.64     8.028      534      39.08         340         337       3
40.01 - 45.00              4         412,973.92       0.23      30.13     7.480      585      40.79         360         357       3
45.01 - 50.00             10       1,230,963.08       0.67      37.63     7.486      576      47.30         360         357       3
50.01 - 55.00              9       1,581,910.13       0.87      38.27     7.206      621      52.91         360         357       3
55.01 - 60.00             15       1,821,856.33       1.00      39.13     7.381      619      58.55         345         342       3
60.01 - 65.00             20       3,165,405.85       1.74      38.70     7.910      581      64.02         356         353       3
65.01 - 70.00             34       4,722,832.97       2.59      32.27     7.411      597      68.39         350         346       4
70.01 - 75.00             71      11,147,017.12       6.11      40.77     7.824      585      74.14         345         342       3
75.01 - 80.00            612     107,120,718.85      58.74      41.35     7.251      660      79.86         359         356       3
80.01 - 85.00            177      27,166,500.04      14.90      40.85     7.771      588      84.54         360         357       3
85.01 - 90.00            129      21,358,734.54      11.71      39.79     7.857      628      89.81         355         351       4
90.01 - 95.00              4         316,016.64       0.17      43.44     8.037      628      94.43         320         314       6
95.01 - 100.00            10       1,329,244.71       0.73      43.30     7.745      662     100.00         360         354       6
TOTAL:                 1,103    $182,373,521.58     100.00%     40.70%    7.461%     636      79.96%        357         354       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

                          NUMBER                    PERCENT                                   W.A.        W.A.        W.A.
                            OF      AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
                         MORTGAGE   PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
PRINCIPAL BALANCE         LOANS      BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00          38   $  1,628,093.98     0.89%      33.25%   8.288%     612      74.63%       343          340       4
50,000.01 - 75,000.00       115      7,201,165.70     3.95       35.70    8.064      609      77.88        349          345       3
75,000.01 - 100,000.00      156     13,848,629.77     7.59       38.03    7.754      617      79.93        356          353       3
100,000.01 - 125,000.00     148     16,423,545.16     9.01       39.18    7.703      617      80.64        357          354       3
125,000.01 - 150,000.00     144     19,836,809.90    10.88       40.48    7.582      636      79.13        357          354       3
150,000.01 - 175,000.00      90     14,490,466.06     7.95       40.89    7.554      629      79.93        356          353       3
175,000.01 - 200,000.00      88     16,591,164.35     9.10       42.58    7.481      631      80.91        358          355       3
200,000.01 - 225,000.00      70     14,947,300.04     8.20       41.86    7.358      640      80.48        358          355       3
225,000.01 - 250,000.00      53     12,622,117.87     6.92       42.74    7.253      636      79.45        358          355       3
250,000.01 - 275,000.00      49     12,752,032.90     6.99       41.71    7.246      648      82.40        357          354       3
275,000.01 - 300,000.00      50     14,352,592.33     7.87       41.75    7.278      660      79.28        360          357       3
300,000.01 - 325,000.00      26      8,102,529.57     4.44       39.83    7.234      651      81.10        353          350       3
325,000.01 - 350,000.00      28      9,416,767.46     5.16       41.33    7.163      654      79.38        360          357       3
350,000.01 - 375,000.00      17      6,116,528.06     3.35       41.74    7.151      657      80.82        360          357       3
375,000.01 - 400,000.00      10      3,910,352.69     2.14       41.96    7.744      645      80.47        360          357       3
400,000.01 - 425,000.00       2        804,396.83     0.44       42.30    7.246      587      89.97        360          356       4
425,000.01 - 450,000.00       6      2,650,430.09     1.45       44.23    6.812      657      79.69        360          357       3
450,000.01 - 475,000.00       5      2,310,294.27     1.27       47.33    7.274      628      71.71        360          357       3
475,000.01 - 500,000.00       3      1,495,997.92     0.82       27.49    7.125      613      72.17        360          357       3
500,000.01 - 525,000.00       2      1,021,982.46     0.56       26.79    8.131      610      82.46        360          357       3
575,000.01 - 600,000.00       1        597,392.39     0.33       48.54    6.759      609      72.73        360          355       5
600,000.01 - 625,000.00       1        605,913.60     0.33       47.77    6.850      700      90.00        360          357       3
625,000.01 - 650,000.00       1        647,018.20     0.35       39.09    7.750      635      80.00        360          357       3
TOTAL:                    1,103   $182,373,521.58   100.00%      40.70%   7.461%     636      79.96%       357          354       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

                          NUMBER                    PERCENT                                   W.A.        W.A.        W.A.
                            OF      AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
ORIGINAL TERM TO         MORTGAGE   PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
MATURITY                  LOANS      BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
  180                        18   $  1,947,039.44     1.07%     37.40%    8.053%     604     76.15%        180         176       4
  240                        10      1,306,549.98     0.72      44.03     7.217      618     75.31         240         237       3
  360                     1,075    179,119,932.17    98.22      40.72     7.457      636     80.04         360         357       3
TOTAL:                    1,103   $182,373,521.58   100.00%     40.70%    7.461%     636     79.96%        357         354       3

REMAINING TERM TO MATURITY

                          NUMBER                    PERCENT                                   W.A.        W.A.        W.A.
                            OF      AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
REMAINING TERM TO        MORTGAGE   PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
MATURITY                  LOANS      BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
166 - 170                     1   $     70,781.60     0.04%      45.30%   8.259%     596      95.00%        180        170      10
171 - 175                     3        428,903.53     0.24       41.70    8.727      594      78.88         180        175       5
176 - 180                    14      1,447,354.31     0.79       35.73    7.843      608      74.42         180        177       3
231 - 235                     1         49,556.49     0.03       46.04    7.750      579      66.67         240        235       5
236 - 240                     9      1,256,993.48     0.69       43.96    7.196      619      75.65         240        237       3
346 - 350                     2        238,023.92     0.13       43.59    8.658      522      84.14         360        347      13
351 - 355                    49      6,948,464.62     3.81       38.71    7.702      611      84.54         360        355       5
356 - 360                 1,024    171,933,443.63    94.28       40.79    7.445      638      79.85         360        357       3
TOTAL:                    1,103   $182,373,521.58   100.00%      40.70%   7.461%     636      79.96%        357        354       3




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORE

                          NUMBER                    PERCENT                                   W.A.        W.A.        W.A.
                            OF      AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
                         MORTGAGE   PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
CREDIT SCORE              LOANS      BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
801 - 850                     1   $    130,883.37     0.07%     43.90%    7.125%     802      80.00%        360         357       3
751 - 800                    37      7,141,757.88     3.92      40.94     6.841      769      81.21         360         357       3
701 - 750                   134     24,796,518.76    13.60      40.96     6.926      722      79.35         360         357       3
651 - 700                   313     55,120,866.97    30.22      41.66     7.231      673      80.91         358         355       3
601 - 650                   220     37,504,911.40    20.56      40.20     7.422      632      81.42         355         352       3
551 - 600                   167     25,155,569.32    13.79      40.02     7.872      578      78.26         355         352       3
501 - 550                   227     31,900,835.77    17.49      39.89     8.113      528      78.31         357         354       3
451 - 500                     4        622,178.12     0.34      43.00     8.778      495      72.23         360         357       3
TOTAL:                    1,103   $182,373,521.58   100.00%     40.70%    7.461%     636      79.96%        357         354       3

CREDIT GRADE


                          NUMBER                    PERCENT                                   W.A.        W.A.        W.A.
                            OF      AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
                         MORTGAGE   PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
CREDIT GRADE              LOANS      BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
A+                          130   $ 23,576,716.78    12.93%     41.99%    7.049%     690      79.94%        358         354       3
A                           573    101,497,760.73    55.65      41.03     7.239      668      80.82         357         354       3
A-                          126     20,020,332.21    10.98      40.41     8.020      578      81.77         357         353       3
B                           257     35,128,848.31    19.26      39.05     7.995      547      77.02         356         353       3
C                            16      2,080,196.41     1.14      41.61     8.537      532      71.22         360         356       4
C-                            1         69,667.15     0.04      16.87     8.659      561      65.00         360         355       5
TOTAL:                    1,103   $182,373,521.58   100.00%     40.70%    7.461%     636      79.96%        357         354       3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


PROPERTY TYPE

                          NUMBER                    PERCENT                                   W.A.        W.A.        W.A.
                            OF      AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
                         MORTGAGE   PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
PROPERTY TYPE             LOANS      BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
Single Family               819   $132,328,296.98    72.56%     40.42%    7.507%     632     80.15%        357          353       3
PUD                         111     20,542,657.94    11.26      41.97     7.346      639     79.10         360          357       3
2-4 Family                   71     14,922,200.02     8.18      40.79     7.329      657     79.35         358          355       3
Condominium                  82     11,741,648.41     6.44      41.03     7.357      643     80.43         358          355       3
Townhouse                    14      1,850,766.61     1.01      43.84     7.464      649     81.84         360          357       3
Manufactured Home             3        593,003.02     0.33      40.81     7.200      626     69.27         360          357       3
High Rise Condominium         3        394,948.60     0.22      43.30     6.726      737     80.00         360          357       3
TOTAL:                    1,103   $182,373,521.58   100.00%     40.70%    7.461%     636     79.96%        357          354       3

OCCUPANCY STATUS

                          NUMBER                    PERCENT                                   W.A.        W.A.        W.A.
                            OF      AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
                         MORTGAGE   PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
OCCUPANCY STATUS          LOANS      BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            1,048   $175,224,306.93    96.08%     40.97%    7.437%     636     80.20%        357          354       3
Investor                     54      6,853,739.28     3.76      33.87     8.124      643     75.21         354          351       3
Second Home                   1        295,475.37     0.16      43.92     6.250      700     52.02         360          357       3
TOTAL:                    1,103   $182,373,521.58   100.00%     40.70%    7.461%     636     79.96%        357          354       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


DOCUMENTATION


                          NUMBER                    PERCENT                                   W.A.        W.A.        W.A.
                            OF      AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
                         MORTGAGE   PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
DOCUMENTATION             LOANS      BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
Stated                      664   $114,219,862.04    62.63%     41.64%    7.350%     668      79.68%       358          355       3
Full Documentation          357     50,124,866.28    27.48      40.28     7.823      566      80.85        357          353       3
12 mos. Bank Statement       69     14,830,496.19     8.13      34.43     7.159      632      79.24        352          349       3
6 mos. Bank Statement        13      3,198,297.07     1.75      42.93     7.176      624      79.59        360          357       3
TOTAL:                    1,103   $182,373,521.58   100.00%     40.70%    7.461%     636      79.96%       357          354       3


LOAN PURPOSE

                          NUMBER                    PERCENT                                   W.A.        W.A.        W.A.
                            OF      AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
                         MORTGAGE   PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
LOAN PURPOSE              LOANS      BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
Purchase                    458   $ 84,834,241.16    46.52%     41.46%    7.260%     675      80.95%        360         356       3
Cash-Out Refinance          501     77,429,089.02    42.46      39.83     7.623      602      79.02         356         352       3
Rate-Term Refinance         143     20,028,757.12    10.98      40.89     7.688      602      79.44         354         350       3
Construction Permit           1         81,434.29     0.04      38.15     7.990      597      80.00         360         357       3
TOTAL:                    1,103   $182,373,521.58   100.00%     40.70%    7.461%     636      79.96%        357         354       3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


PRODUCT TYPE


                          NUMBER                    PERCENT                                   W.A.        W.A.        W.A.
                            OF      AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
                         MORTGAGE   PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
PRODUCT TYPE              LOANS      BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
3/27 ARM                    565   $ 96,445,952.72    52.88%     40.82%    7.395%     640      80.64%       360          357       3
2/28 ARM                    293     55,075,998.76    30.20      41.69     7.477      634      80.68        360          357       3
30 YR FIXED                 215     27,082,420.95    14.85      38.28     7.667      628      76.61        360          357       3
15 YR FIXED                  17      1,876,257.84     1.03      37.10     8.045      605      75.44        180          176       4
20 YR FIXED                  10      1,306,549.98     0.72      44.03     7.217      618      75.31        240          237       3
2/28 ARM with
  5 Yr IO Period              2        515,559.73     0.28      44.88     5.843      674      80.00        360          357       3
15/30 BALLOON                 1         70,781.60     0.04      45.30     8.259      596      95.00        180          170      10
TOTAL:                    1,103   $182,373,521.58   100.00%     40.70%    7.461%     636      79.96%       357          354       3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


LIEN POSITION

                      NUMBER                        PERCENT                                   W.A.        W.A.        W.A.
                        OF          AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
                     MORTGAGE       PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
LIEN POSITION         LOANS          BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
    1                 1,103     $182,373,521.58     100.00%     40.70%    7.461%    636       79.96%       357         354       3
TOTAL:                1,103     $182,373,521.58     100.00%     40.70%    7.461%    636       79.96%       357         354       3

PREPAYMENT PENALTY TERM

                      NUMBER                        PERCENT                                   W.A.        W.A.        W.A.
                        OF          AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
PREPAYMENT PENALTY   MORTGAGE       PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
TERM                  LOANS          BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
    0                   290   $ 45,137,197.63        24.75%     41.86%    7.771%     618      79.81%        356         353       3
    6                     3        203,240.48         0.11      34.25     8.169      581      83.99         360         357       3
   12                    55     12,562,526.33         6.89      42.74     7.269      642      78.55         348         345       3
   18                     2        422,850.69         0.23      49.07     6.538      663      76.04         360         357       3
   24                    59     13,458,321.96         7.38      41.55     7.197      648      79.57         360         357       3
   30                     2        488,654.50         0.27      37.76     7.601      537      78.43         360         357       3
   36                   575     96,954,180.51        53.16      40.11     7.344      644      80.30         359         356       3
   48                     5        814,576.94         0.45      45.76     7.279      651      84.47         360         357       3
   60                   112     12,331,972.55         6.76      37.73     7.761      622      79.57         351         348       3
TOTAL:                1,103   $182,373,521.58       100.00%     40.70%    7.461%     636      79.96%        357         354       3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION                          [Banc of America Logo]
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION




                      NUMBER                        PERCENT                                   W.A.        W.A.        W.A.
                        OF          AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
GEOGRAPHIC           MORTGAGE       PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
DISTRIBUTION          LOANS          BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
California              270     $ 61,930,242.03      33.96%     41.08%   7.160%      648     79.41%        359          356       3
New York                 76       14,696,967.16       8.06      42.07    7.344       633     77.87         352          348       3
Florida                 125       13,920,342.62       7.63      39.63    7.649       634     80.22         358          355       3
Illinois                 74       12,113,867.93       6.64      41.91    7.766       624     80.96         356          353       3
New Jersey               40        7,895,561.68       4.33      43.09    7.654       613     81.14         360          357       3
Texas                    55        6,258,160.60       3.43      40.42    7.978       616     79.03         343          340       3
Maryland                 28        5,563,938.57       3.05      43.22    8.005       615     80.92         360          357       3
Hawaii                   21        4,988,272.99       2.74      42.96    7.181       656     76.75         360          357       3
Arizona                  37        4,132,859.22       2.27      37.71    7.250       654     82.05         358          355       3
Georgia                  25        3,455,552.32       1.89      34.32    7.686       617     81.19         354          351       3
Washington               17        3,226,111.29       1.77      43.00    7.280       662     78.10         360          357       3
Michigan                 25        2,963,147.73       1.62      41.24    7.922       643     83.28         360          357       3
Connecticut              15        2,842,372.27       1.56      42.55    7.704       640     81.86         360          357       3
Massachussetts           11        2,828,060.85       1.55      38.69    7.543       631     77.75         360          357       3
Pennsylvania             21        2,817,315.72       1.54      35.04    7.715       604     81.06         356          353       4
Nevada                   16        2,777,688.28       1.52      39.84    7.243       654     78.43         360          357       3
North Carolina           29        2,756,699.19       1.51      37.85    7.608       618     79.58         360          357       3
Ohio                     22        2,687,321.45       1.47      38.73    7.682       621     79.24         354          350       4
Colorado                 15        2,620,063.56       1.44      42.47    7.174       637     81.85         360          357       3
Virginia                 11        2,211,485.66       1.21      39.79    7.612       639     79.93         360          357       3
Oregon                   13        2,159,878.36       1.18      43.13    7.150       657     80.74         360          357       3
Indiana                  24        2,141,376.53       1.17      34.66    7.689       612     81.71         360          356       4
Missouri                 15        1,865,242.45       1.02      36.96    7.944       605     83.46         353          349       4
Kentucky                 12        1,262,656.05       0.69      39.49    8.066       584     82.59         360          357       3
Idaho                     8        1,093,161.92       0.60      31.30    7.188       645     84.26         350          347       3
Tennessee                11        1,062,546.82       0.58      38.36    8.039       615     79.85         360          356       4
Wisconsin                 7        1,020,681.17       0.56      43.00    8.175       662     80.79         360          357       3
Arkansas                  9          975,492.70       0.53      42.26    8.264       576     85.72         360          356       4
Utah                      7          882,148.17       0.48      39.80    6.956       667     80.57         360          357       3
Maine                     6          766,012.44       0.42      42.99    7.644       603     82.02         317          313       4
Minnesota                 4          756,049.61       0.41      44.80    7.239       654     86.75         360          356       4
South Carolina            7          714,938.59       0.39      39.87    7.753       668     80.93         360          356       4
Oklahoma                 10          649,674.43       0.36      38.58    7.625       598     81.51         342          338       3
New Mexico                6          618,695.70       0.34      39.75    8.113       618     85.64         310          307       3
Delaware                  5          599,235.36       0.33      42.60    8.298       583     80.25         360          357       3
Iowa                      6          529,625.87       0.29      38.67    8.698       615     85.10         360          356       4
Rhode Island              3          450,253.21       0.25      46.47    7.834       679     78.01         360          357       3
New Hampshire             2          420,321.72       0.23      33.79    6.364       651     77.21         360          357       3
Alabama                   4          413,646.25       0.23      36.97    8.169       633     84.80         343          339       4
Mississippi               4          378,345.38       0.21      33.54    8.850       569     85.04         330          327       3
Alaska                    2          335,572.22       0.18      44.76    7.084       661     80.00         360          356       4
Montana                   1          307,406.71       0.17      34.70    8.250       680     80.00         360          357       3
Kansas                    3          203,240.48       0.11      34.25    8.169       581     83.99         360          357       3
Louisiana                 1           81,288.30       0.04      32.99    6.750       544     27.17         360          357       3
TOTAL:                1,103     $182,373,521.58     100.00%     40.70%   7.461%      636     79.96%        357          354       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)


                      NUMBER                        PERCENT                                   W.A.        W.A.        W.A.
                        OF          AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
                     MORTGAGE       PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
GROSS MARGIN          LOANS          BALANCE        BALANCE      DTI     COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000             1      $    239,647.69       0.16%    45.06%   5.375%      661      80.00%       360          356     4
4.001 - 4.500            11         2,882,883.01       1.90     41.23    5.904       705      80.96        360          357     3
4.501 - 5.000            65        14,567,325.94       9.58     41.38    6.407       691      79.52        360          357     3
5.001 - 5.500           162        33,064,966.24      21.75     42.16    6.811       670      80.48        360          357     3
5.501 - 6.000           182        33,111,988.12      21.78     41.48    7.205       654      81.07        360          357     3
6.001 - 6.500           204        33,119,581.17      21.78     41.64    7.721       616      80.12        360          357     3
6.501 - 7.000           111        16,895,412.86      11.11     40.46    8.058       603      81.39        360          357     3
7.001 - 7.500            73        11,362,219.21       7.47     38.37    8.624       575      80.93        360          356     4
7.501 - 8.000            33         4,963,392.91       3.26     37.02    8.902       552      82.08        360          357     3
8.001 - 8.500             9           970,107.66       0.64     43.00    9.734       617      80.53        360          357     3
8.501 - 9.000             4           403,788.19       0.27     34.59   10.168       529      85.37        360          357     3
9.001 - 9.500             1            50,439.25       0.03     34.80   10.500       530      77.69        360          357     3
9.501 - 10.000            3           359,406.75       0.24     41.84   10.991       593      82.08        360          357     3
10.501 - 11.000           1            46,352.22       0.03     34.88   11.990       504      80.00        360          357     3
TOTAL:                  860      $152,037,511.22     100.00%    41.15%   7.419%      638      80.65%       360          357     3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------



INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

                      NUMBER                        PERCENT                                   W.A.        W.A.        W.A.
                        OF          AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
                     MORTGAGE       PRINCIPAL     BY PRINCIPAL    W.A.    GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
INITIAL CAP           LOANS          BALANCE        BALANCE       DTI    COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
1.000                     5     $    582,736.09       0.38%      43.69%   7.768%     582      84.06%       360         356       4
1.500                   855      151,454,775.13      99.62       41.14    7.418      638      80.64        360         357       3
TOTAL:                  860     $152,037,511.22     100.00%      41.15%   7.419%     638      80.65%       360         357       3

PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)


                      NUMBER                        PERCENT                                   W.A.        W.A.        W.A.
                        OF          AGGREGATE       OF LOANS               W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
                     MORTGAGE       PRINCIPAL     BY PRINCIPAL    W.A.    GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
PERIODIC CAP          LOANS          BALANCE        BALANCE       DTI    COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
1.000                     4     $    389,930.38       0.26%      40.86%   7.658%     602      81.13%       360        357        3
1.500                   856      151,647,580.84      99.74       41.15    7.419      638      80.65        360        357        3
TOTAL:                  860     $152,037,511.22     100.00%      41.15%   7.419%     638      80.65%       360        357        3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


RANGE OF MAXIMUM INTEREST RATES- (ADJUSTABLE LOANS ONLY)

                      NUMBER                        PERCENT                                  W.A.        W.A.        W.A.
                        OF          AGGREGATE       OF LOANS              W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
                     MORTGAGE       PRINCIPAL     BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
MAXIMUM RATE          LOANS          BALANCE        BALANCE      DTI    COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
-----------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500           1    $    239,647.69         0.16%    45.06%  5.375%      661      80.00%       360           356     4
12.501 - 13.000          15       3,506,976.71         2.31     41.34   5.920       702      79.58        360           357     3
13.001 - 13.500          83      18,141,200.40        11.93     41.34   6.425       690      79.79        360           357     3
13.501 - 14.000         200      39,403,753.76        25.92     42.20   6.867       669      80.76        360           357     3
14.001 - 14.500         190      32,359,090.15        21.28     41.19   7.372       641      80.68        360           357     3
14.501 - 15.000         198      32,743,682.81        21.54     41.48   7.845       611      80.49        360           357     3
15.001 - 15.500          83      12,673,056.76         8.34     38.15   8.354       588      80.79        360           357     3
15.501 - 16.000          64       9,953,342.62         6.55     40.52   8.829       561      81.79        360           356     4
16.001 - 16.500          11       1,421,177.60         0.93     31.80   9.361       554      84.03        360           357     3
16.501 - 17.000           8         998,467.49         0.66     41.11   9.857       590      81.61        360           357     3
17.001 - 17.500           3         191,356.26         0.13     36.27  10.500       533      82.04        360           357     3
17.501 - 18.000           3         359,406.75         0.24     41.84  10.991       593      82.08        360           357     3
18.501 - 19.000           1          46,352.22         0.03     34.88  11.990       504      80.00        360           357     3
TOTAL:                  860    $152,037,511.22       100.00%    41.15%  7.419%      638      80.65%       360           357     3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES- (ADJUSTABLE LOANS ONLY)

                      NUMBER                        PERCENT                                  W.A.        W.A.        W.A.
                        OF          AGGREGATE       OF LOANS              W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
                     MORTGAGE       PRINCIPAL     BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
MINIMUM RATE          LOANS          BALANCE        BALANCE      DTI    COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500             1     $    239,647.69        0.16%    45.06%   5.375%     661      80.00%       360          356     4
5.501 - 6.000            15        3,506,976.71        2.31     41.34    5.920      702      79.58        360          357     3
6.001 - 6.500            83       18,141,200.40       11.93     41.34    6.425      690      79.79        360          357     3
6.501 - 7.000           200       39,403,753.76       25.92     42.20    6.867      669      80.76        360          357     3
7.001 - 7.500           190       32,359,090.15       21.28     41.19    7.372      641      80.68        360          357     3
7.501 - 8.000           198       32,743,682.81       21.54     41.48    7.845      611      80.49        360          357     3
8.001 - 8.500            83       12,673,056.76        8.34     38.15    8.354      588      80.79        360          357     3
8.501 - 9.000            64        9,953,342.62        6.55     40.52    8.829      561      81.79        360          356     4
9.001 - 9.500            11        1,421,177.60        0.93     31.80    9.361      554      84.03        360          357     3
9.501 - 10.000            8          998,467.49        0.66     41.11    9.857      590      81.61        360          357     3
10.001 - 10.500           3          191,356.26        0.13     36.27   10.500      533      82.04        360          357     3
10.501 - 11.000           3          359,406.75        0.24     41.84   10.991      593      82.08        360          357     3
11.501 - 12.000           1           46,352.22        0.03     34.88   11.990      504      80.00        360          357     3
TOTAL:                  860     $152,037,511.22      100.00%    41.15%   7.419%     638      80.65%       360          357     3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)


                      NUMBER                        PERCENT                                  W.A.        W.A.        W.A.
                        OF          AGGREGATE       OF LOANS              W.A.      W.A.   COMBINED    ORIGINAL    REMAINING   W.A.
NEXT RATE            MORTGAGE       PRINCIPAL     BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL     TERM TO      TERM TO   LOAN
ADJUSTMENT DATE       LOANS          BALANCE        BALANCE      DTI    COUPON     SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
June 1, 2005              1    $     82,122.92        0.05%     46.25%   6.950%     686      90.00%       360          352       8
July 1, 2005              1         167,891.74        0.11      47.59    8.990      705     100.00        360          353       7
August 1, 2005            2         361,563.39        0.24      42.00    8.173      548      80.39        360          354       6
September 1, 2005         4         919,920.82        0.61      37.06    8.324      597      87.76        360          355       5
October 1, 2005          41       7,526,777.32        4.95      41.82    7.432      639      82.06        360          356       4
November 1, 2005        246      46,533,282.31       30.61      41.77    7.440      635      80.22        360          357       3
December 1, 2005          1         144,976.28        0.10      45.02    8.599      522      90.00        360          346      14
February 1, 2006          1          93,047.64        0.06      41.35    8.750      521      75.00        360          348      12
May 1, 2006               1         107,245.19        0.07      22.11    7.999      590      90.00        360          351       9
July 1, 2006              3         263,525.11        0.17      52.06    7.765      616      96.09        360          353       7
August 1, 2006            3         666,385.28        0.44      32.92    7.806      598      92.63        360          354       6
September 1, 2006        13       2,023,716.42        1.33      44.59    7.160      617      80.75        360          355       5
October 1, 2006          99      18,915,914.22       12.44      39.91    7.444      638      80.54        360          356       4
November 1, 2006        444      74,231,142.57       48.82      41.00    7.379      642      80.47        360          357       3
TOTAL:                  860    $152,037,511.22      100.00%     41.15%   7.419%     638      80.65%       360          357       3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.